EXHIBIT 99.1

                        DIAMOND OFFSHORE DRILLING, INC.
                    RIG STATUS REPORT AS OF AUGUST 16, 2004



   RIG NAME                          WD           DESIGN                  LOCATION               STATUS*              OPERATOR
------------------------------------------------------------------------------------------------------------------------------------
DOMESTIC DEEPWATER SEMISUBMERSIBLES  (6)
------------------------------------------------------------------------------------------------------------------------------------
Ocean Quest                         3,500'     Victory Class                  GOM               Contracted             SDC/Pogo
------------------------------------------------------------------------------------------------------------------------------------
Ocean Star                          5,500'     Victory Class                  GOM               Contracted            Kerr-McGee
------------------------------------------------------------------------------------------------------------------------------------
Ocean America                       5,500'     Ocean Odyssey                  GOM               Contracted             Mariner
------------------------------------------------------------------------------------------------------------------------------------
Ocean Valiant                       5,500'     Ocean Odyssey                  GOM               Contracted               ENI
------------------------------------------------------------------------------------------------------------------------------------
Ocean Victory                       5,500'     Victory Class                  GOM               Contracted          W&T Offshore
------------------------------------------------------------------------------------------------------------------------------------
Ocean Confidence                    7,500'     DP Aker H-3.2                  GOM               Contracted                BP
                                               Modified
------------------------------------------------------------------------------------------------------------------------------------

DOMESTIC 2ND/3RD GENERATION SEMISUBMERSIBLES (3)
------------------------------------------------------------------------------------------------------------------------------------
Ocean Concord                       2,200'     F&G SS-2000                    GOM                  Idle                  DODI
------------------------------------------------------------------------------------------------------------------------------------
Ocean Lexington                     2,200'     F&G SS-2000                    GOM               Contracted         Walter Oil & Gas
------------------------------------------------------------------------------------------------------------------------------------
Ocean Saratoga                      2,200'     F&G SS-2000                    GOM               Contracted               LLOG
------------------------------------------------------------------------------------------------------------------------------------

DOMESTIC JACKUPS (12)
------------------------------------------------------------------------------------------------------------------------------------
Ocean Crusader                       200'      Mat Cantilever                 GOM               Contracted         Walter Oil & Gas
------------------------------------------------------------------------------------------------------------------------------------
Ocean Drake                          200'      Mat Cantilever                 GOM               Contracted             ADTI/CMI
------------------------------------------------------------------------------------------------------------------------------------
Ocean Champion                       250'      Mat Slot                       GOM               Contracted             Mariner
------------------------------------------------------------------------------------------------------------------------------------
Ocean Columbia                       250'      Independent Leg                GOM               Contracted            Kerr-McGee
                                               Cantilever
------------------------------------------------------------------------------------------------------------------------------------
Ocean Spartan                        300'      Independent Leg                GOM               Contracted               LLOG
                                               Cantilever
------------------------------------------------------------------------------------------------------------------------------------
Ocean Spur                           300'      Independent Leg                GOM                  Idle                  DODI
                                               Cantilever
------------------------------------------------------------------------------------------------------------------------------------
Ocean King                           300'      Independent Leg                GOM                  Idle                  DODI
                                               Cantilever
------------------------------------------------------------------------------------------------------------------------------------
Ocean Nugget                         300'      Independent Leg                GOM               Contracted            Spinnaker
                                               Cantilever
------------------------------------------------------------------------------------------------------------------------------------
Ocean Summit                         300'      Independent Leg                GOM               Contracted               LLOG
                                               Cantilever
------------------------------------------------------------------------------------------------------------------------------------
Ocean Warwick                        300'      Independent Leg                GOM               Contracted             Newfield
                                               Cantilever
------------------------------------------------------------------------------------------------------------------------------------
Ocean Titan                          350'      Independent Leg                GOM               Contracted           Stone Energy
                                               Cantilever
------------------------------------------------------------------------------------------------------------------------------------
Ocean Tower                          350'      Independent Leg                GOM               Contracted          EOG Resources
                                               Cantilever
------------------------------------------------------------------------------------------------------------------------------------

                                   1

------------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL SEMISUBMERSIBLES (17)
------------------------------------------------------------------------------------------------------------------------------------
MEXICO
------------------------------------------------------------------------------------------------------------------------------------
Ocean Ambassador                    1,100'     Bethlehem SS-2000              GOM               Contracted              PEMEX
------------------------------------------------------------------------------------------------------------------------------------
Ocean Whittington                   1,500'     Aker H-3                       GOM               Contracted              PEMEX
------------------------------------------------------------------------------------------------------------------------------------
Ocean Worker                        3,500'     F&G 9500 Enhanced              GOM               Contracted              PEMEX
                                               Pacesetter
------------------------------------------------------------------------------------------------------------------------------------
Ocean Yorktown                      2,850'     F&G SS-2000                    GOM               Contracted              PEMEX
------------------------------------------------------------------------------------------------------------------------------------

AFRICA
------------------------------------------------------------------------------------------------------------------------------------
Ocean Nomad                         1,200'     Aker H-3                      Gabon              Contracted           Vaalco/SASOL
------------------------------------------------------------------------------------------------------------------------------------

NORTH SEA
------------------------------------------------------------------------------------------------------------------------------------
Ocean Guardian                      1,500'     Earl & Wright Sedco         North Sea            Contracted              Shell
                                               711 Series
------------------------------------------------------------------------------------------------------------------------------------
Ocean Princess                      1,500'     Aker H-3                    North Sea            Contracted             Talisman
------------------------------------------------------------------------------------------------------------------------------------
Ocean Vanguard                      1,500'     Bingo 3000                  North Sea            Contracted             Talisman
------------------------------------------------------------------------------------------------------------------------------------

AUSTRALASIA
------------------------------------------------------------------------------------------------------------------------------------
Ocean Bounty                        1,500'     Victory Class              New Zealand           Contracted               NZOP
------------------------------------------------------------------------------------------------------------------------------------
Ocean Patriot                       1,500      Bingo 3000                  Under tow        Mobe to New Zealand          DODI
------------------------------------------------------------------------------------------------------------------------------------
Ocean Epoch                         1,640'     Korkut                      Australia            Contracted              Santos
------------------------------------------------------------------------------------------------------------------------------------
Ocean General                       1,640'     Korkut                       Vietnam             Contracted              PVE&P
------------------------------------------------------------------------------------------------------------------------------------
Ocean Baroness                      7,000'     Victory Class               Indonesia            Contracted              Unocal
------------------------------------------------------------------------------------------------------------------------------------
Ocean Rover                         7,000'     Victory Class               Malaysia             Contracted              Murphy
------------------------------------------------------------------------------------------------------------------------------------


                                   2

BRAZIL
------------------------------------------------------------------------------------------------------------------------------------
Ocean Yatzy                         3,300'     DP DYVI Super Yatzy          Brazil              Contracted            Petrobras
------------------------------------------------------------------------------------------------------------------------------------
Ocean Winner                        3,500'     Aker H-3                     Brazil              Contracted            Petrobras
------------------------------------------------------------------------------------------------------------------------------------
Ocean Alliance                      5,000'     Alliance Class               Brazil              Contracted            Petrobras
------------------------------------------------------------------------------------------------------------------------------------


INTERNATIONAL DRILLSHIPS (1)
------------------------------------------------------------------------------------------------------------------------------------
Ocean Clipper                       7,500'     DP Fluor/Mitsubishi          Brazil              Contracted            Petrobras
------------------------------------------------------------------------------------------------------------------------------------

INTERNATIONAL JACKUPS (2)
------------------------------------------------------------------------------------------------------------------------------------
Ocean Sovereign                      250'      Independent Leg             Indonesia            Contracted           Amerada Hess
                                               Cantilever
------------------------------------------------------------------------------------------------------------------------------------
Ocean Heritage                       300'      Independent Leg              Ecuador             Contracted           Noble Energy
                                               Cantilever
------------------------------------------------------------------------------------------------------------------------------------

COLD STACKED (4)
------------------------------------------------------------------------------------------------------------------------------------
Ocean Liberator                      600'      Aker H-3                    S. Africa           Cold Stacked              DODI
------------------------------------------------------------------------------------------------------------------------------------
Ocean Endeavor                      2,000'     Victory Class                  GOM              Cold Stacked              DODI
------------------------------------------------------------------------------------------------------------------------------------
Ocean Voyager                       3,200'     Victory Class                  GOM              Cold Stacked              DODI
------------------------------------------------------------------------------------------------------------------------------------
Ocean New Era                       1,500'     Korkut                         GOM              Cold Stacked              DODI
------------------------------------------------------------------------------------------------------------------------------------

NOTES:

* GENERALLY, RIG UTILIZATION RATES APPROACH 95-98% DURING CONTRACTED PERIODS; HOWEVER, UTILIZATION RATES CAN BE ADVERSELY IMPACTED BY ADDITIONAL DOWNTIME DUE TO UNSCHEDULED REPAIRS AND MAINTENANCE, WEATHER CONDITIONS AND OTHER FACTORS.

GOM = Gulf of Mexico


                             ** TABLE CONTINUED **



   RIG NAME                                  CURRENT TERM                      DAYRATE (000S)               START DATE
------------------------------------------------------------------------------------------------------------------------------------
DOMESTIC DEEPWATER SEMISUBMERSIBLES (6)
------------------------------------------------------------------------------------------------------------------------------------
Ocean Quest                                     one well                          high 30's                early July 2004
------------------------------------------------------------------------------------------------------------------------------------
Ocean Star                                fourth of four wells                     low 60's                early June 2004
------------------------------------------------------------------------------------------------------------------------------------
Ocean America                          second of three wells plus                 mid 70's                 mid June 2004
                                                 option
------------------------------------------------------------------------------------------------------------------------------------
Ocean Valiant                          second of three wells plus                 high 50's                late Dec. 2003
                                                 option
------------------------------------------------------------------------------------------------------------------------------------
Ocean Victory                                  two wells                           mid 40's                 mid Aug. 2004
------------------------------------------------------------------------------------------------------------------------------------
Ocean Confidence                             five-year term                         170's                  early Jan. 2001
------------------------------------------------------------------------------------------------------------------------------------

DOMESTIC 2ND/3RD GENERATION SEMISUBMERSIBLES (3)
------------------------------------------------------------------------------------------------------------------------------------
Ocean Concord                                      -                                  -                           -
------------------------------------------------------------------------------------------------------------------------------------
Ocean Lexington                           one well plus option                    high 40's                late March 2004
------------------------------------------------------------------------------------------------------------------------------------
Ocean Saratoga                          one well extension plus                    low 40's                late June 2004
                                                 option
------------------------------------------------------------------------------------------------------------------------------------

DOMESTIC JACKUPS (12)
------------------------------------------------------------------------------------------------------------------------------------
Ocean Crusader                            one well plus option                     low 30's                late July 2004
------------------------------------------------------------------------------------------------------------------------------------
Ocean Drake                               one well plus option                     low 30's                late July 2004
------------------------------------------------------------------------------------------------------------------------------------
Ocean Champion                                  one well                           mid 20's                 mid Aug. 2004
------------------------------------------------------------------------------------------------------------------------------------
Ocean Columbia                                  one well                           mid 30's                early Aug. 2004
------------------------------------------------------------------------------------------------------------------------------------
Ocean Spartan                            two wells plus option                     mid 30's                 mid July 2004
------------------------------------------------------------------------------------------------------------------------------------
Ocean Spur                                         -                                  -                           -
------------------------------------------------------------------------------------------------------------------------------------
Ocean King                                         -                                  -                           -
------------------------------------------------------------------------------------------------------------------------------------
Ocean Nugget                                    one well                           mid 30's                early Aug. 2004
------------------------------------------------------------------------------------------------------------------------------------
Ocean Summit                              one well plus option                     mid 30's                early Aug. 2004
------------------------------------------------------------------------------------------------------------------------------------
Ocean Warwick                             one well plus option                     low 40's                early Aug. 2004
------------------------------------------------------------------------------------------------------------------------------------
Ocean Titan                               first of two wells plus                  mid 40's                 mid July 2004
                                                 option
------------------------------------------------------------------------------------------------------------------------------------
Ocean Tower                               second of two wells                     high 30's                 mid July 2004
------------------------------------------------------------------------------------------------------------------------------------

                                       1

------------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL SEMISUBMERSIBLES (17)
------------------------------------------------------------------------------------------------------------------------------------
MEXICO
------------------------------------------------------------------------------------------------------------------------------------
Ocean Ambassador                          four year term work                      mid 50's                late July 2003
------------------------------------------------------------------------------------------------------------------------------------
Ocean Whittington                         four year term work                      low 60's                late July 2003
------------------------------------------------------------------------------------------------------------------------------------
Ocean Worker                              four year term work                     high 60's                 mid Aug. 2003
------------------------------------------------------------------------------------------------------------------------------------
Ocean Yorktown                            four year term work                      mid 40's                late Oct. 2003
------------------------------------------------------------------------------------------------------------------------------------

AFRICA
------------------------------------------------------------------------------------------------------------------------------------
Ocean Nomad                             three wells plus option                   high 40's                early May 2004
------------------------------------------------------------------------------------------------------------------------------------

NORTH SEA
------------------------------------------------------------------------------------------------------------------------------------
Ocean Guardian                                  one year                          high 40's                late March 2004
------------------------------------------------------------------------------------------------------------------------------------
Ocean Princess                          three wells plus option                    low 50's                early Aug. 2004
------------------------------------------------------------------------------------------------------------------------------------
Ocean Vanguard                                  one well                           low 60's                late June 2004
------------------------------------------------------------------------------------------------------------------------------------

AUSTRALASIA
------------------------------------------------------------------------------------------------------------------------------------
Ocean Bounty                              one option declared plus                 low 70's                 mid July 2004
                                                  demobe
------------------------------------------------------------------------------------------------------------------------------------
Ocean Patriot                                      -                                  -                           -
------------------------------------------------------------------------------------------------------------------------------------
Ocean Epoch                                 Exeter/Mutineer                        mid 60's                 mid Jan. 2004
                                          development plus option
------------------------------------------------------------------------------------------------------------------------------------
Ocean General                           five completion options                    mid 50's                 mid June 2004
------------------------------------------------------------------------------------------------------------------------------------
Ocean Baroness                               180 day option                         110's                  late April 2004
------------------------------------------------------------------------------------------------------------------------------------
Ocean Rover                            second of two firm wells                   high 110's               late July 2004
                                              plus options
------------------------------------------------------------------------------------------------------------------------------------

                                       2

BRAZIL
------------------------------------------------------------------------------------------------------------------------------------
Ocean Yatzy                                700 day extension                       mid 70's                early Nov. 2003
------------------------------------------------------------------------------------------------------------------------------------
Ocean Winner                               700 day extension                       mid 50's               early April 2004
------------------------------------------------------------------------------------------------------------------------------------
Ocean Alliance                             four-year contract                       110's                 early Sept. 2000
------------------------------------------------------------------------------------------------------------------------------------


INTERNATIONAL DRILLSHIPS (1)
------------------------------------------------------------------------------------------------------------------------------------
Ocean Clipper                              700 day extension                      low 100's                early Jan. 2003
------------------------------------------------------------------------------------------------------------------------------------

INTERNATIONAL JACKUPS (2)
------------------------------------------------------------------------------------------------------------------------------------
Ocean Sovereign                               option well                         high 30's               early April 2004
------------------------------------------------------------------------------------------------------------------------------------
Ocean Heritage                       standby for heavy lift vessel                    -                     mid Aug. 2004
------------------------------------------------------------------------------------------------------------------------------------

COLD STACKED (4)
------------------------------------------------------------------------------------------------------------------------------------
Ocean Liberator                                    -                                  -                           -
------------------------------------------------------------------------------------------------------------------------------------
Ocean Endeavor                                     -                                  -                           -
------------------------------------------------------------------------------------------------------------------------------------
Ocean Voyager                                      -                                  -                           -
------------------------------------------------------------------------------------------------------------------------------------
Ocean New Era                                      -                                  -                           -
------------------------------------------------------------------------------------------------------------------------------------

NOTES:

* GENERALLY, RIG UTILIZATION RATES APPROACH 95-98% DURING CONTRACTED PERIODS; HOWEVER, UTILIZATION RATES CAN BE ADVERSELY IMPACTED BY ADDITIONAL DOWNTIME DUE TO UNSCHEDULED REPAIRS AND MAINTENANCE, WEATHER CONDITIONS AND OTHER FACTORS.

GOM = Gulf of Mexico

                             ** TABLE CONTINUED **



   RIG NAME                        EST. END DATE          FUTURE CONTRACT AND OTHER INFORMATION
------------------------------------------------------------------------------------------------------------------------------------
DOMESTIC DEEPWATER SEMISUBMERSIBLES (6)
------------------------------------------------------------------------------------------------------------------------------------
Ocean Quest                        late Aug. 2004         One well plus option with Noble Energy in low 50's beginning late Aug. and ending late Oct. 2004.  Available; actively marketing.
------------------------------------------------------------------------------------------------------------------------------------
Ocean Star                         early Oct. 2004        220 day extension with Kerr-McGee in upper 70's beginning early Oct. 2004 and ending mid May 2005.  Available; actively marketing.
------------------------------------------------------------------------------------------------------------------------------------
Ocean America                      mid Oct. 2004          One well extension plus option with Mariner in mid 80's beginning mid Oct.
                                                          2004 and ending early Jan. 2005.  Available; actively marketing.
------------------------------------------------------------------------------------------------------------------------------------
Ocean Valiant                      early Oct. 2004        Available; actively marketing.
------------------------------------------------------------------------------------------------------------------------------------
Ocean Victory                      late Nov. 2004         Rate adjusts to mid 70's in late Sept. Available; actively marketing.
------------------------------------------------------------------------------------------------------------------------------------
Ocean Confidence                   early Jan. 2006        Available; actively marketing.
------------------------------------------------------------------------------------------------------------------------------------

DOMESTIC 2ND/3RD GENERATION SEMISUBMERSIBLES (3)
------------------------------------------------------------------------------------------------------------------------------------
Ocean Concord                             -               Approximately 120 days maintenance beginning early June and ending early Oct. 2004. Available; actively marketing.
------------------------------------------------------------------------------------------------------------------------------------
Ocean Lexington                     mid Aug. 2004         One well extension plus option with Walter in high 30's beginning mid Aug. and ending early Sept. 2004; followed by three well extension with Walter beginning in early Sept. and ending in mid Dec. 2004.
                                                          Rate for first well in mid 40's, second and third wells in upper 40's.
                                                          Available; actively marketing.
------------------------------------------------------------------------------------------------------------------------------------
Ocean Saratoga                     mid August 2004        One well extension plus option with LLOG in mid 40's beginning mid-Aug.
                                                          and ending mid Sept. 2004. Available; actively marketing.
------------------------------------------------------------------------------------------------------------------------------------

DOMESTIC JACKUPS (12)
------------------------------------------------------------------------------------------------------------------------------------
Ocean Crusader                     late Aug. 2004         Two wells plus option with Walter in mid 30's beginning late Aug.
                                                          and ending late Oct. 2004. Available; actively marketing.
------------------------------------------------------------------------------------------------------------------------------------
Ocean Drake                        late Aug. 2004         Two wells plus option with Chevron/Texaco in mid 30's beginning in late
                                                          Aug. and ending in mid Oct. 2004. Available; actively marketing.
------------------------------------------------------------------------------------------------------------------------------------
Ocean Champion                    early Sept. 2004        Available; actively marketing.
------------------------------------------------------------------------------------------------------------------------------------
Ocean Columbia                     late Aug. 2004         Available; actively marketing.
------------------------------------------------------------------------------------------------------------------------------------
Ocean Spartan                      late Aug. 2004         Two well extension plus option with LLOG in upper 30's beginning late
                                                          Aug. and ending late Nov. 2004. Available; actively marketing.
------------------------------------------------------------------------------------------------------------------------------------
Ocean Spur                                -               Available; actively marketing.
------------------------------------------------------------------------------------------------------------------------------------
Ocean King                                -               Available; actively marketing.
------------------------------------------------------------------------------------------------------------------------------------
Ocean Nugget                       late Sept. 2004        Available; actively marketing.
------------------------------------------------------------------------------------------------------------------------------------
Ocean Summit                       late Aug. 2004         Available; actively marketing.
------------------------------------------------------------------------------------------------------------------------------------
Ocean Warwick                      late Sept. 2004        Available; actively marketing.
------------------------------------------------------------------------------------------------------------------------------------
Ocean Titan                        late Sept. 2004        Available; actively marketing.
------------------------------------------------------------------------------------------------------------------------------------
Ocean Tower                        late Aug. 2004         Available; actively marketing.
------------------------------------------------------------------------------------------------------------------------------------

                                       1

------------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL SEMISUBMERSIBLES (17)
------------------------------------------------------------------------------------------------------------------------------------
MEXICO
------------------------------------------------------------------------------------------------------------------------------------
Ocean Ambassador         mid Dec. 2007     Available.
------------------------------------------------------------------------------------------------------------------------------------
Ocean Whittington       early Oct. 2006    Available.
------------------------------------------------------------------------------------------------------------------------------------
Ocean Worker            late July 2007     Available.
------------------------------------------------------------------------------------------------------------------------------------
Ocean Yorktown           mid July 2007     Available.
------------------------------------------------------------------------------------------------------------------------------------

AFRICA
------------------------------------------------------------------------------------------------------------------------------------
Ocean Nomad             late Sept. 2004    Available; actively marketing.
------------------------------------------------------------------------------------------------------------------------------------

NORTH SEA
------------------------------------------------------------------------------------------------------------------------------------
Ocean Guardian          late March 2005    Available; actively marketing.
------------------------------------------------------------------------------------------------------------------------------------
Ocean Princess           mid Oct. 2004     Available; actively marketing.
------------------------------------------------------------------------------------------------------------------------------------
Ocean Vanguard          early Oct. 2004    One well in Norway with ENI in low 140's beginning early Oct. 2004 and ending early Jan. 2005.  Available; actively marketing.
------------------------------------------------------------------------------------------------------------------------------------

AUSTRALASIA
------------------------------------------------------------------------------------------------------------------------------------
Ocean Bounty           early Sept. 2004    Three wells with OMV in mid 70's beginning in early Sept. and ending in late Dec. 2004.  Available; actively marketing.
------------------------------------------------------------------------------------------------------------------------------------
Ocean Patriot           late Aug. 2004     One well plus option with Tap Oil beginning late Aug. and ending mid Sept.
                                           Mobe to Australia ending late Sept. 2004. First of two wells with Bass Straits
                                           O&G beginning late Sept. and ending early Oct. Two wells with Santos beginning early Oct. and ending late Oct. LOI for two wells (unnamed operator) plus option beginning late Oct. and ending mid Dec. Second of two wells with Bass Straits beginning mid Dec. 2004 and ending mid Jan. 2005.  LOI for two wells (unnamed operator)
                                           beginning mid Jan. and ending mid Feb. Two wells plus option with Santos beginning mid
                                           Feb. and ending late April.  LOI for four wells (unnamed operator) beginning late
                                           April and ending  late July 2005. All wells in upper 70's. Available; actively marketing.
------------------------------------------------------------------------------------------------------------------------------------
Ocean Epoch             late Feb. 2005     Available; actively marketing.

------------------------------------------------------------------------------------------------------------------------------------
Ocean General           late Oct. 2004     One well plus option and demobe with KNOC in mid 50's beginning late Oct.
                                           and ending late Dec. 2004. Available; actively marketing.
------------------------------------------------------------------------------------------------------------------------------------
Ocean Baroness          early Nov. 2004    Available; actively marketing.
------------------------------------------------------------------------------------------------------------------------------------
Ocean Rover            early Sept. 2004    First option well declared by Murphy beginning early Sept. in lower 120's, and ending early Oct. Available; actively marketing.
------------------------------------------------------------------------------------------------------------------------------------

                                       2

BRAZIL
------------------------------------------------------------------------------------------------------------------------------------
Ocean Yatzy                         mid Oct. 2005           Available.
------------------------------------------------------------------------------------------------------------------------------------
Ocean Winner                       mid March 2006           Available.
------------------------------------------------------------------------------------------------------------------------------------
Ocean Alliance                    early Sept. 2004          Available.
------------------------------------------------------------------------------------------------------------------------------------


INTERNATIONAL DRILLSHIPS (1)
------------------------------------------------------------------------------------------------------------------------------------
Ocean Clipper                     early March 2006          Available; actively marketing.
------------------------------------------------------------------------------------------------------------------------------------

INTERNATIONAL JACKUPS (2)
------------------------------------------------------------------------------------------------------------------------------------
Ocean Sovereign                    mid Sept. 2004           Available; actively marketing.

------------------------------------------------------------------------------------------------------------------------------------
Ocean Heritage                     late Aug. 2004           Lump sum mobe to India beginning late Aug. and ending mid Oct. Six wells plus options with Cairn Energy in lower 60's beginning mid Oct. 2004 and ending early May 2005. Available; actively marketing.
------------------------------------------------------------------------------------------------------------------------------------

COLD STACKED (4)
------------------------------------------------------------------------------------------------------------------------------------
Ocean Liberator                           -                 Cold stacked Nov. '02.
------------------------------------------------------------------------------------------------------------------------------------
Ocean Endeavor                            -                 Cold stacked March '02.
------------------------------------------------------------------------------------------------------------------------------------
Ocean Voyager                             -                 Cold stacked March '02.
------------------------------------------------------------------------------------------------------------------------------------
Ocean New Era                             -                 Cold stacked Dec. '02.
------------------------------------------------------------------------------------------------------------------------------------

NOTES:

* GENERALLY, RIG UTILIZATION RATES APPROACH 95-98% DURING CONTRACTED PERIODS; HOWEVER, UTILIZATION RATES CAN BE ADVERSELY IMPACTED BY ADDITIONAL DOWNTIME DUE TO UNSCHEDULED REPAIRS AND MAINTENANCE, WEATHER CONDITIONS AND OTHER FACTORS.

GOM = Gulf of Mexico

                              ** TABLE COMPLETE **

                                       3